UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2025

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of PEDEVCO Corp. (the “Company”), after discussion with the Company’s senior management and the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), concluded that the Company’s previously issued audited financial statements included in the Company’s (i) audited consolidated financial statements as of and for the fiscal year ended December 31, 2023, originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”), and (ii) audited consolidated financial statements as of and for the fiscal year ended December 31, 2022, originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”)(collectively, the “Form 10-Ks” and the “Prior Financial Statements”) filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2024 and March 29, 2023, respectively, should no longer be relied upon and should be restated due to errors in the accounting for the depletion expense related to the Company’s oil and gas properties (the “Errors”). These Errors led to an overstatement of depletion expense during the impacted periods.

Accordingly, investors should no longer rely upon the Company’s previously released Prior Financial Statements. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these financial statements. The Errors resulted in an overstatement of depreciation, depletion, amortization and accretion expense of approximately $1.4 million and $1.25 million for the fiscal years ended December 31, 2023 and 2022, respectively.

The Errors did not have any impact on the Company’s cash position, cash flow, revenues or liquidity. The correction of the Errors will result in an increase in net income for December 31, 2023 of approximately $1.4 million and an increase in net income for December 31, 2022 of approximately $1.25 million.

The Company’s Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Marcum.

In connection with the Errors, the Company’s management has identified a material weakness in the Company’s internal control over financial reporting and that its internal control over financial reporting and disclosure controls and procedures were ineffective as of December 31, 2024. Management has created a plan of remediation to address the material weakness.

The information in this Item 4.02, including the exhibit attached hereto, is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

The Company is working to complete on time the filing of its Annual Report Form 10-K for the fiscal year ended December 31, 2024, which will include restated consolidated financial statements and notes thereto and any other appropriate revisions for the years ended December 31, 2023 and December 31, 2022.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Errors, the scope and impact of the Errors, the Company’s plans to amend its previously filed Prior Financial Statements and restated financial statements and other disclosures contained therein and the timing of such amendments, and the timing of the filing of the Annual Report on Form 10-K for the year ended December 31, 2024.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Annual Report on Form 10-K for the year ended December 31, 2024, which the Company anticipates filing shortly. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: March 31, 2025	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

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